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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    --------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report: April 29, 2004
Date of earliest event reported: April 27, 2004


                         RELIANCE GROUP HOLDINGS, INC.
                         -----------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    1-8278                13-3082071
  -----------------------   --------------------------   ----------------
      (State or other        (Commission File Number)     (IRS Employer
      jurisdiction of                                     Identification
       incorporation)                                          No.)

                   5 Hanover Square
                   New York, New York                            10004
              -----------------------------                   ------------
        (Address of principal executive offices)               (Zip Code)

                                 (212) 745-5690
            --------------------------------------------------------
              (Registrant's telephone number, including area code)

                                      None
            --------------------------------------------------------
             (Former name or address, if changed since last report)

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ITEM 5     OTHER EVENTS AND REGULATION FD DISCLOSURE

On April 27, 2004, the Official Unsecured Bank Committee for Reliance Group Holdings, Inc. and Reliance Financial Services Corporation (the "Bank Committee"), filed the draft "Plan of Reorganization of Reliance Financial Services Corporation Under Section 1121(c) of Chapter 11 of the Bankruptcy Code" (the "Plan of Reorganization") with the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The Bank Committee is a proponent of the Plan and is participating in the Plan within the meaning of the Bankruptcy Code. The Plan of Reorganization is subject to a number of conditions, including solicitation and approval by the requisite number of creditors and approval by the Court.

A copy of the draft Plan of Reorganization is attached as Exhibit 7.01 to this Current Report on Form 8-K. The draft Plan of Reorganization also is currently available at the Bankruptcy Court's website located at http://www.nysb.uscourts.gov.


ITEM 7    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

7.01 Draft Plan of Reorganization of Reliance Financial Services Corporation under Chapter 11 of the Bankruptcy Code, filed by the Official Unsecured Bank Committee on April 27, 2004.


                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the under signed hereunto duly authorized.


                                    RELIANCE GROUP HOLDINGS, INC.
                                    (Registrant)


                                    By /s/ Paul W. Zeller
                                       -----------------------------------------
                                       Name:  Paul W. Zeller
                                       Title: President and Chief Executive
                                              Officer


DATE:  April 29, 2004

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                                 EXHIBIT INDEX

Exhibit
Number            Exhibit
------            -------

7.01 Draft Plan of Reorganization of Reliance Financial Services Corporation under Chapter 11 of the Bankruptcy Code, filed by the Official Unsecured Bank Committee on April 27, 2004.